UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 1, 2006


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                 0-24363                      33-0102707
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            file number)               Identification No.)


              100 N. CRESCENT DRIVE BEVERLY HILLS, CALIFORNIA 90210
                    (Address of principal executive offices)


      (Registrant's telephone number, including area code): (310) 432-1958


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [_]      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))


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ITEM 8 .01 OTHER EVENTS


On November 1, 2006, certain creditors of Interplay Entertainment Corp. ("Interplay") filed an involuntary bankruptcy petition against Interplay. The petition was filed with the U.S. Bankruptcy Court, Central District of California, in Santa Ana, California. Interplay has retained the law firm of Winthrop Couchot Professional Corporation to represent it in opposing the involuntary petition. Interplay anticipates that a motion to dismiss the involuntary petition will be filed timely for a hearing to take place on February 22, 2007.


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


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERPLAY ENTERTAINMENT CORPORATION
                                       (Registrant)


DATE: January 11, 2007                 BY      /S/ HERVE CAEN
                                          -----------------------------------
                                          Herve Caen
                                          Chief Executive Officer and Interim
                                          Chief Financial Officer


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